SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             -----------------------

                                    Form 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): OCTOBER 14, 1998


                                 MGI PROPERTIES
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             (Exact name of registrant as specified in its charter)


    MASSACHUSETTS                   1-6833           04-6268740
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(State or other jurisdiction   (Commission       (IRS Employer
     of incorporation)         File Number)   Identification No.)


                ONE WINTHROP SQUARE, BOSTON, MASSACHUSETTS 02110
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                    (Address of Principal Executive Offices)


Registrant's telephone number, including area code: (617) 422-6000


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Item 5.  OTHER EVENTS.

                  On October 14, 1998, the shareholders of MGI Properties (NYSE:
MGI) (the "Trust") approved a plan of complete liquidation and termination of the Trust (the "Plan"). The shareholders also approved an amendment to the Trust's Declaration of Trust authorizing the Trustees to effect property sales pursuant to the liquidation without further shareholder action. There can be no assurance with respect to the results that may or may not be achieved in the implementation of the Plan or the net realizable value upon liquidation of the Trust's properties.
                  On June 18, 1998, the Trust publicly announced that its Board of Trustees had decided to undertake a review of strategic alternatives available to the Trust to maximize shareholder value, including a possible liquidation of the Trust's properties. On August 12, 1998, the Trustees authorized the submission of the Plan to the Trust's shareholders for their approval.
                  For additional information, reference is made to the news release which is incorporated herein by reference and is attached hereto as
Exhibit 99.1.
                  This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and
Section 21E of the Securities Exchange Act of 1934. These forward-looking statements are dependent on a number of factors which could cause actual results to differ materially from those expressed or implied in the forward-looking statements. Such factors include, among other things, the risks of future action or

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inaction by the Board of Trustees (and the actual results  thereof) with respect to the Plan (including the possibility of litigation pertaining thereto), the net realizable value of the properties in the event the Plan is implemented, the
effects  of  financial  market  conditions  and  general  economic   conditions,
maintaining the current occupancy and rent levels at the properties, as well as those risk factors set forth in the Proxy Statement relating to the Trust's special meeting on October 14, 1998 and under "Forward-Looking Statements" in Management's Discussion and Analysis of Financial Condition and Results of Operations in the Trust's Form 10-K for the year ended November 30, 1997 and in its most recent report on Form 10-Q.

Item 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                  EXHIBITS.

         (C) EXHIBITS


         EXHIBIT NO.                         EXHIBIT

           99.1                     News Release of MGI Properties dated
                                    October 14, 1998.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            MGI PROPERTIES
                                            (Registrant)



Dated: October 15, 1998                     By: /s/ Phillip C. Vitali
                                               --------------------------------
                                               Name:  Phillip C. Vitali
                                               Title: Executive Vice President
                                                      and Treasurer
                                                      (Chief Financial Officer)





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                                  EXHIBIT INDEX


99.1              News Release of MGI Properties dated October 14, 1998.